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                                                           EXHIBIT 10.5

                            PROVIDENCE JOURNAL COMPANY
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------
                   Number of    Purchase Price    Expiration
                   Shares       Per Share         Date
                   ------       ---------         ----
                                                  9/30/04


This Agreement (the "Agreement") made this ____ day of _______, 1994 is made between PROVIDENCE JOURNAL COMPANY, a Rhode Island Corporation (the "Company")
and _______________________________    (the "Optionee").

This Agreement confirms an award of a nonqualified stock option (the "Option") covering ___ shares of Class A Common Stock (or such other voting or non-voting shares as the Company may unilaterally substitute therefor) which has been granted to the Optionee under the Company's 1994 Stock Option Plan (the "Plan), a copy of which has been delivered to the Optionee. This award entitles the Optionee to purchase the shares covered by this Option at a price of $____________ per share.

This Option has been granted for the purpose of encouraging the Optionee to acquire ownership in the Company as an incentive to advance the Company's interests and to continue in the Company's employ.

This Option is subject to the terms and conditions of the Plan and to the Optionee's agreement to the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan.

    1. OPTION PERIOD. This Option shall remain in effect until 9/30/2004, subject to either earlier expiration in the event that the Optionee's employment with the Company terminates prior to such date as provided for in Paragraph 3 of this Agreement or possible later expiration as a result of the Optionee's death as provided for in Paragraph 3(f) of this Agreement.

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    2. EXERCISE RIGHTS. Subject to Paragraph 1 and except as otherwise provided in Paragraph 3(e) and (f) of this Agreement, this Option cannot be exercised until 10/01/95 and then only to the extent permitted by the following schedule and the other terms and conditions governing this Option:

                                     Cumulative Maximum
                                     Number of Option
    Date                             Shares Purchasable
    ----                             ------------------
    10/1/95
    10/1/96
    10/1/97
    10/1/98

Except in the event of Optionee's death, purchase of any or all the shares covered by this Option must occur no later than the expiration date provided for in Paragraph 1 of this Agreement.

    3. CONTINUED EMPLOYMENT. Except as may otherwise be provided by the Plan, this Option shall not be exercisable after:

        a. The Optionee's termination of employment for cause by the Company. The term "cause" for this purpose shall mean, as determined by the Committee, the intentional commission by Optionee of theft, embezzlement or other serious and substantial crimes against the Company, intentional wrongful engagement in "competitive activity" as determined by the Committee or intentional wrongful disclosure of confidential information of the Company which materially affects the Company. For purposes of this definition, no act or omission shall be considered to have been "intentional" unless it was not in good faith and Optionee had knowledge at the time that the act or omission was not in the best interest of the Company. Optionee shall not be deemed to have been terminated for "cause" hereunder unless and until there shall have been delivered to Optionee a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the Board of Directors of the Company then in office, at a meeting of the Board called and held for such purpose finding that, in the good faith opinion of the Board, Optionee committed an intentional act set forth above and specifying the particulars thereof in detail. Nothing herein shall limit the right of

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    Optionee or his beneficiaries to contest the validity or propriety of any such determination.

        b. The Optionee's voluntary termination of employment with the Company other than as provided for in sub-paragraph (c) which follows.

        c. The earlier of three years after the Optionee's normal retirement from the Company (or early retirement with Company consent), or the expiration date set forth in Paragraph 1, provided that this Option shall only be exercisable to the extent of the number of shares purchasable as of the date of the Optionee's retirement as provided under Paragraph 2 of this Agreement.

        d. The earlier of thirty days after the Company terminates the Optionee's employment for a reason other than for cause or the expiration date set forth in Paragraph 1, provided that this Option shall only be exercisable to the extent of the number of shares purchasable as of the date of the Optionee's termination of employment as provided under Paragraph 2 of this Agreement.

        e. The earlier of three years following the Optionee's termination of employment from the Company as a result of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or the expiration date set forth in Paragraph 1 of this Agreement, and this Option shall be fully exercisable for the full number of shares covered hereby.

        f. One year following the Optionee's death while this Option is outstanding and irrespective of whether this option would have otherwise expired pursuant to this Agreement, and this Option shall be fully exercisable for the full number of shares covered hereby.

Nothing contained in this Agreement shall confer on the Optionee any right to continue in the

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employ of the Company or shall limit the Company's rights to terminate the
Optionee at any time, provided, however, that nothing in this Agreement shall affect any other contractual rights existing between the Optionee and the Company.

    4. PURCHASE OF SHARES. From time to time, but only to the extent this Option is then exercisable, the Optionee may purchase shares of Common Stock covered by this Option by delivering to the Company a signed notice of the Optionee's election to purchase a designated number of shares. The aggregate purchase price of the shares shall be paid in full at the time of exercise by delivery to the Company of cash and/or check. In lieu of part or all of the cash and/or check payment, the Optionee may pay the purchase price in full shares of the Company's Common Stock owned by the Optionee pursuant to procedures specified by the Company from time to time. If payment is made in whole or in part in Common Stock, the Fair Market Value on the date of exercise shall be credited against the purchase price.

At the discretion of the Committee, option exercises may be settled in cash, without issuing or selling shares to the Optionee.

    5. LEAVE OF ABSENCE. If the Optionee is officially granted a leave of absence for illness, military or governmental service or other reasons by the Company, for purposes of this Option, such leave of absence shall not be treated as termination of employment.

    6. TRANSFERABILITY. This option shall not be transferable or assignable by the Optionee other than by will, the laws of descent and distribution, or pursuant to a domestic relations order as defined in the Code; provided, however, that the Committee may permit, subsequent to the grant of this Option, limited transferability so long as the Option continues to be subject to all the terms and conditions of this Agreement.

    7. RIGHT OF REPURCHASE. The Company reserves the right to require the Optionee to sell to it the number of shares acquired through exercise of this Option if, either one year before or after such exercise, the Optionee has:



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        a. Disclosed, without prior written authorization from the Company, other than in an official capacity as part of the Optionee' s responsibilities for the Company, any confidential information or materials relating to the Company business;

        b. Violated any agreement with the Company regarding rights, title and interest in any idea, patentable or not, made or conceived by the Optionee or by the Optionee and others, in conjunction with your employment with the Company which relates to the actual or anticipated business research, or development work of the Company; or

        c. Acted in any other manner which is otherwise inimical to the Company, as determined by the Committee.

The price per share to be paid by the Company for any such repurchase shall be the lower of the purchase price stipulated above or the Fair Market Value on the date preceding such purchase.

    8. ACCELERATION OF EXERCISABILITY. Notwithstanding any other provision of this Agreement establishing the earliest date upon which the Employee may exercise his rights under this Option:

        a. This Option shall become immediately exercisable in full in the event of a "Change of Control", as defined herein. A "Change of Control" shall mean a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "1934 Act") whether or not the Company is then subject to such reporting requirements. Further, without limiting the generality of the foregoing, such a Change of Control shall be deemed to have occurred if any of the following events takes place:

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        (i) The Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter;

       (ii) During any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors; or

      (iii) At any time when the outstanding voting securities of the Company are required to be registered under Section 12 of the 1934 Act, any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial- owner," as defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; provided, however, this clause (iii) shall not apply
                        --------  -------
            to the acquisition by a person of securities of the Company representing 20% or more, but not in excess of 50% of the combined voting power of the Company's then outstanding securities if such acquisition of securities has been approved by a vote of at least two thirds of the directors in office just prior to the issuance or sale of securities to such person.

    For purposes of this paragraph (iii), the term "person" shall exclude any person or group who on the date hereof is the beneficial owner, directly or indirectly, of securities representing 10% or more of the combined voting power of the Company's presently outstanding securities. Notwithstanding the foregoing, in no event shall the consummation of the spin-off reorganization approved by the Board of Directors of the Company on August 24, 1993, constitute a Change of Control for purposes of this

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    Agreement.

        (b) In the event of a dissolution or liquidation of the Company, or in the event of any corporate separation or division, including but not limited to, split-up, split-off, or spin-off, the Committee may, in its absolute discretion, take such action as it determines appropriate under the facts and;circumstances as then exist, including, without limitation, providing that one of the following alternatives shall apply to this Option:

        (i) The Employee shall have the right to exercise this Option at the Option price for the kind and amount of stock and other securities, property, cash, or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division by a holder of the number of shares for which this Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division; or

       (ii) In the alternative, this Option shall terminate as of a date to be fixed by the Committee; provided that not less than thirty
            (30) days written notice of the date so fixed shall be given to the Employee, who shall have the right, during the period of thirty (30) days preceding such termination to exercise this Option as to all the shares covered by it.

    9. SECURITIES LAW COMPLIANCE. As a condition to the exercise in whole or in part of the Option hereby granted, each written note of election shall include a representation and warrant in writing to the Company that the shares purchased are not being acquired with a view to the distribution or resale thereof, except in compliance with the Securities Act of 1933 (the " 1933 Act"). No shares purchased upon exercise of the Option shall be sold unless and until the seller and the Company shall have received an opinion of the Company's counsel to the effect that the proposed sale has been registered under the 1933 Act (and applicable state registration laws) or may be effected without such registration pursuant to an exemption under the 1933 Act (and applicable state laws). No shares shall be purchased upon the exercise of this

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Option unless and until any then applicable requirement of the Securities and
Exchange Commission and any state having jurisdiction and of any exchanges upon which shares of the Common Stock may be listed or regulatory bodies governing trading of the Common Stock shall be complied with in full.

    10. TAX WITHHOLDING. As condition to delivery by the Company of certificates for shares purchased upon exercise of all or any part of this Option, adequate provision, as determined by the Company, shall be made for the payment required by law to satisfy any federal, state or local tax withholding obligations. The Committee may permit shares purchased under this Option to be used to satisfy such tax withholding obligations, with such shares valued using the Fair Market Value on the date of exercise; provided, however, that such share withholding shall be mandated if the Optionee is a person subject to
Section 16 of the 1934 Act at the time of exercise.

    11. RIGHTS AS SHAREHOLDER. Optionee shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company with respect to the shares covered by this Option until this Option is exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date on which shares are actually issued to Optionee, which shall be as soon as practicable after exercise of this Option.

Notwithstanding the foregoing, the Company reserves the right to unilaterally subject such shares issued upon exercise of this Option to voting trust or other arrangements which limit Optionee's voting rights with respect to such shares.

    12. MISCELLANEOUS. The Agreement (a) shall be binding upon and inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of Rhode Island, and any applicable laws of The United States of America; (c) may not be amended except in writing; and (d) shall in no way affect the Optionee's participation or benefits under any other plan or benefit program maintained or provided by the Company. In the event of a conflict between this Agreement and the Plan, the Plan shall govern.

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This Agreement has been executed by the undersigned:

Providence Journal Company


By_________________________

Title______________________            _________________________
                                                Optionee

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